AMENDED SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant  [X]

Filed  by  a  Party  other  than  the  Registrant  [_]

Check  the  appropriate  box:

[X]  Preliminary  Proxy  Statement

[_]  Confidential, For Use of  the  Commission  Only
     (As  Permitted  by  Rule  14a-6(e)(2))

[_]  Definitive  Proxy  Statement

[_]  Definitive  Additional  Materials

[_]  Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                          TRINITY LEARNING CORPORATION

                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required

[_]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


    (1)  Title  of  each  class  of  securities  to  which  transaction applies:


    (2)  Aggregate  number  of  securities  to  which  transaction  applies:


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


    (4)  Proposed  maximum  aggregate  value  of  transaction:


    (5)  Total  fee  paid:



[_]  Fee  paid  previously  with  preliminary  materials.



[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount  Previously  Paid:


    (2)  Form,  Schedule  or  Registration  Statement  No.:


    (3)  Filing  Party:


    (4)  Date  Filed:

                          TRINITY LEARNING CORPORATION
                           4101 INTERNATIONAL PARKWAY
                             CARROLLTON, TEXAS 75007
                               (TEL) (972) 309-4000

               TO THE STOCKHOLDERS OF TRINITY LEARNING CORPORATION

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the "Meeting") of Trinity Learning Corporation, a Utah corporation (the "Company" or "Trinity"), will be held on *, 2006 at 8:30 a.m. Central Standard Time at 4101 International Parkway, Carrollton, Texas 75007, for the following purposes:

1. To amend the Company's Articles of Incorporation to change the name of the Company from Trinity Learning Corporation to TWL Corporation (the text of the Articles of Amendment to the Articles of Incorporation, as amended, of Trinity Learning Corporation is attached hereto as Exhibit A).

2. To amend the Company's Articles of Incorporation to increase the authorized number of common stock from 100,000,000 shares to 750,000,000 shares (the text of the Articles of Amendment to the Articles of Incorporation, as amended, of Trinity Learning Corporation is attached hereto as Exhibit A).

3. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our common stock at the close of business on
* are entitled to notice of and to vote at the special meeting. You may vote your shares by:

- marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.

You may also vote in person at the special meeting, even if you use the option listed above.

We have enclosed with this Notice of Special Meeting, a proxy statement and a form of proxy.

By  Order  of  the  Board  of  Directors,



/s/Patrick R. Quinn
----------------------
Patrick R. Quinn
Chief  Financial  Officer

Carrollton,  Texas
July  24,  2006

                          TRINITY LEARNING CORPORATION
                           4101 INTERNATIONAL PARKWAY
                             CARROLLTON, TEXAS 75007
                               (TEL) (972) 309-4000

            PROXY STATEMENT FOR 2006 SPECIAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our *, 2006 special meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.

This proxy statement and the form of proxy will be mailed to all stockholders on or about *, 2006.

                      INFORMATION ABOUT THE SPECIAL MEETING

WHEN  IS  THE  SPECIAL  MEETING?

*,  2006,  8:30  a.m.  Central  Standard  Time

WHERE  WILL  THE  SPECIAL  MEETING  BE  HELD?

The meeting will be held at 4101 International Parkway, Carrollton, Texas 75007.

WHAT  ITEMS  WILL  BE  VOTED  UPON  AT  THE  SPECIAL  MEETING?

You  will  be  voting  on  the  following  matters:

1. TO APPROVE CHANGE OF THE NAME OF THE COMPANY. To amend the Company's articles of incorporation to change the name of the Company from Trinity Learning Corporation to TWL Corporation; and

2. TO APROVE AN INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK. To amend the Company's articles of incorporation to increase the authorized number of common stock from 100,000,000 shares to 750,000,000 shares; and

3. OTHER BUSINESS. To transact such other business as may properly come before the special meeting or any adjournment of the special meeting.

WHO  CAN  VOTE?

Stockholders of record at the close of business on * , 2006, the record date for the meeting, are entitled to receive notice of and to participate in the Special Meeting. As of that record date, the Company had outstanding and entitled to vote * shares of common stock. The common stock is the only class of stock of Trinity that is outstanding and entitled to vote at the Annual Meeting. If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of Trinity's common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one Proxy card. You must sign and return each of the Proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

YOUR  BOARD  OF  DIRECTORS  HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE CHANGE OF THE NAME OF THE COMPANY AND THE INCREASE OF THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

HOW  DO  I  VOTE  BY  PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. Proxies should be sent by the stockholder to the Company at the following address: 4101 International Parkway, Carrollton, Texas 75007. A pre-addressed, postage-paid envelope is provided for this purpose.

For each item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

-    "FOR" the  approval  of  the  change  of  the  name  of the Company;

- "FOR" the approval of the increase in the authorized number of shares of common stock;

If any matters other than those set forth above are properly brought before the special meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW  DO  I  CHANGE  OR  REVOKE  MY  PROXY?

You can change or revoke your proxy at any time before it is voted at the special meeting by:

1. Submitting another proxy by mail with a more recent date than that of the proxy first given;

2. Sending written notice of revocation to the Company at the following address:
4101  International  Parkway,  Carrollton,  Texas  75007;  or

3. Attending the special meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT  CONSTITUTES  A  "QUORUM"  FOR  THE  SPECIAL  MEETING?

One-half of the outstanding shares of the Company's common stock entitled to vote at the special meeting present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the special meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the special meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW  MANY  VOTES  ARE  REQUIRED?

- The proposal to amend the Articles of Incorporation to change the name of the Company from Trinity Learning Corporation to TWL Corporation will require the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Articles of Incorporation.

- The proposal to amend the Articles of Incorporation to increase the number of authorized shares will require the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Articles of Incorporation.

WHO  PAYS  FOR  THE  SOLICITATION  OF  PROXIES?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

DISSENTER'S  RIGHT  OF  APPRAISAL

No action will be taken in connection with the proposal described in this Proxy Statement for which Utah law, our Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

SHAREHOLDER  PROPOSALS

We are not required to hold an annual meeting and our Board of Directors has not yet determined the date on which the next annual meeting of shareholders will be held. Any proposal by a shareholder intended to be presented at our future annual meeting of shareholders must be received at our offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to shareholders in order to be included in the information or proxy statement relating to that meeting.

            PROPOSAL 1: TO CONSIDER AND VOTE UPON A PROPOSAL TO AMEND
              THE COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED,
                        TO CHANGE THE NAME OF THE COMPANY
            FROM TRINITY LEARNING CORPORATION TO TWL CORPORATION
                           (ITEM 1 ON THE PROXY CARD)

OVERVIEW

     On * , 2006, the Board of Directors authorized an amendment to the Company's Articles of Incorporation to change the name of the Company from Trinity Learning Corporation to TWL Corporation . Subject to shareholder approval, Article I would be amended to read as follows and would be filed as part of the Articles of Amendment to the Company's Articles of Incorporation with the Utah Secretary of State:

CHANGE  OF  THE  NAME  OF  THE  COMPANY

Article I     "The  name  of  the  Corporation  is:  TWL  Corporation"

The amendment to the Company's Articles of Incorporation, as amended, will change the Company's name from Trinity Learning Corporation to TWL Corporation. The Company believes that the name change would be in the best interests of the Company because the new name more appropriately reflects the business focus of the Company and its primary subsidiary. The name change will become effective when the Articles of Amendment to the Articles of Incorporation are filed with the Secretary of State of the State of Utah. The Company intends to file the Articles of Amendment promptly after the stockholders approve the name change at which time the Company will also obtain a new CUSIP number and change its name and stock symbol on the Over-The-Counter Bulletin Board.


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM TRINITY LEARNING CORPORATION TO TWL CORPORATION.

            PROPOSAL 2: TO CONSIDER AND VOTE UPON A PROPOSAL TO AMEND
              THE COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED,
                 TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
               COMMON STOCK FROM 100,000,000 TO 750,000,000 SHARES
                           (ITEM 2 ON THE PROXY CARD)

OVERVIEW

     On *, 2006, the Board of Directors authorized an amendment to the Company's Articles of Incorporation to increase the number of our authorized shares of common stock. Subject to shareholder approval, Article III would be amended to read as follows and would be filed with the Utah Secretary of State:
Article III "The aggregate number of shares which the Corporation shall have authority to issue is Seven Hundred Sixty Million (760,000,000) shares of capital stock consisting of Seven Hundred Fifty Million (750,000,000) shares of common stock ("Common Stock") and Ten Million (10,000,000) shares of preferred stock ("Preferred Stock").

The authority to issue the Preferred Stock shall be vested in the board of directors. The board of directors, without shareholder action, may amend the Corporation's Articles of Incorporation pursuant to Section 16-10a-1002 of the Utah Revised Business Corporation Act to:

(i) create one or more series of Preferred Stock, fix the number of shares of each such series, and designate, in whole or part, the preferences, limitations, and relative rights of the series, all before the issuance of any shares of that series;

(ii) alter or revoke the preferences, limitations, and relative rights granted to or imposed upon any wholly unissued series of Preferred Stock; or

(iii) increase or decrease the number of shares constituting any series, the number of shares of which was originally fixed by the board of directors, either before or after the issuance of shares of the series, provided that the number may not be decreased below the number of shares of the series then outstanding, or increased above the total number of authorized shares of Preferred Stock available for designation as part of the series.

The preferences, limitations, and relative rights of the Preferred Stock or any series of the Preferred Stock may include, but is not limited to, Preferred Stock that (a) has special, conditional or limited voting rights, or no right to vote; (b) is redeemable or convertible; (c) entitles the holders to distributions calculated in any manner, including dividends that may be cumulative, non-cumulative, or partially cumulative; (d) and Preferred Stock that has preference over the Common Stock with respect to distributions, including dividends and distributions upon the dissolution of the corporation. The above-described authority of the board of directors to fix and determine may be exercised by corporate resolution from time to time as the board of directors sees fit."

The Board of Directors recommends that you vote to approve the amendment to the Articles of Incorporation, as amended. The Board of Directors believes that it is in the best interests of shareholders to use the opportunity presented by the Special Meeting to vote on the proposed amendment of the current Articles of Incorporation. It is anticipated that the overall effect of these changes will be to make the administration of the Company's business efficient and provide more flexibility for management in conducting the Company's operations, within the limits of applicable law. Adoption of the Amended and Restated Articles of Incorporation will not alter in any way the Board of Directors' existing fiduciary obligations.

The discussion below highlights the details with respect to the proposed amendment to the Articles of Incorporation, as amended. The proposed amendment is increasing the authorized common stock of the Company from 100,000,000 to 750,000,000 shares.

If this proposal is approved by shareholders, the Board of Directors will direct the Company to file the Articles of Amendment to the Company's Articles of Incorporation, reflect the shareholders' approval of the proposed change.

INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 750,000,000

On * 2006, the Board of Directors authorized an amendment to the Company's Articles of Incorporation to change the name of the Company from Trinity Learning Corporation to TWL Corporation and to increase the number of our authorized shares. The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

As of the Record Date, a total of * shares of the Company's currently authorized
* shares of common stock are issued and outstanding. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

The Board of Directors of the Company has the present intention of issuing shares of common stock in connection with the Securities Purchase Agreement (the "Agreement") entered into by the Company on March 31, 2006, in order to satisfy the obligations the Company undertook pursuant to aforementioned agreement. Pursuant to the Agreement the Company has the obligation to register and reserve for issuance130% of the number of shares underlying the Registrable Securities as defined in the Agreement. For further description of the transaction, see Section "Private Financing Transaction," and the Company's Current Report filed with the SEC on Form 8-K on April 3, 2006, which is hereby incorporated by reference. Furthermore, such issuance of common stock could have the effects set forth above, however, this proposal is not being presented as, and it is not part of, any plan to adopt a series of anti-takeover measures.

Private  Financing  Transaction

On March 31, 2006, we entered into a Securities Purchase Agreement with certain accredited investors for the issuance of an aggregate of $4,500,000 in face amount of 15% Senior Secured Convertible Debentures (the "Debentures") maturing March 31, 2010, and four year warrants (the "Warrants") to purchase an aggregate of 7,200,000 shares of common stock of the Company. The Debentures accrue interest at a rate of 15% per annum.

The Debentures are convertible into shares of the Company's common stock at a price equal to $0.25 per share. The Company is obligated to pay 1/24th of the face amount of the Debenture on the first of every month, starting March 31, 2008, which payment can be made in cash or in common stock of the Company. The Company may pay this amortization payment in cash or in stock at the lower of $0.25 per share (the "Set Price") or 80% of the volume weighted average price of the Company's stock for the twenty trading days prior to the repayment date. The Company's obligation to repay Debentures is secured by all of its assets, and the assets of its wholly owned subsidiary, Trinity Workplace Learning Corporation (the "Subsidiary"), pursuant to a certain Security Agreement which the Company and the Subsidiary entered into with the investors on March 31, 2006. In addition, the Company's Subsidiary entered into a Subsidiary Guarantee with the investors on March 31, 2006 pursuant to which the Subsidiary agreed to guarantee the Company's repayment of the Debentures to the investors.

In the event of default, the investors may require payment, which shall be the greater of: (A) 130% of the principal amount of the Debenture to be prepaid, plus all accrued and unpaid interest thereon, or (B) the principal amount of the Debenture to be prepaid, divided by the conversion price on (x) the date the default amount is demanded or otherwise due or (y) the date the default amount is paid in full, whichever is less, multiplied by the volume weighted average price on (x) the date the default amount is demanded or otherwise due or (y) the date the default amount is paid in full, whichever is greater.

The Warrants are exercisable into shares of the Company's common stock at a price equal 120% of closing bid price of the Company's common stock on the day that is one day prior to the initial closing date. If at any time after one year from the date of issuance of the Warrant, there is no effective registration statement registering the resale of the shares underlying the Warrant, then the Warrant may be exercised at such time by means of a cashless basis. The number of shares underlying the warrants equals 40% of the shares of common stock issuable on full conversion of the Debentures at the Set Price (as if the Debentures were so converted on March 31, 2006).

The conversion price of the debentures and the exercise price of the warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the investors' position.

The investors have agreed to restrict their ability to convert their debentures or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion of the Debentures does not exceed 4.99% or exercise of the Warrants does not exceed 9.99% of the then issued and outstanding shares of common stock. Furthermore, the investors may exercise the Warrants on a cashless basis if the shares underlying the Warrants are not then registered. In the event of a cashless exercise, we will not receive any proceeds.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 100,000,000 TO 750,000,000.

                          DESCRIPTION OF CAPITAL STOCK

The  authorized  capital  stock  of  the  Company  consists  of  the  following:

COMMON  STOCK

As of the Record Date, there were 100,000,000 shares of Common Stock authorized with a par value of $0.001 per share, of which approximately * shares were issued and outstanding. Each holder of Trinity's Common Stock is entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is non-cumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors. The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the Preferred Stock have been paid in accordance with the terms of such Preferred Stock and there exists no deficiency in any sinking fund for the Preferred Stock.

Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the Preferred Stock and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

PREFERRED  STOCK

As of the Record Date, the Company has 10,000,000 shares of Preferred Stock designated at no par value. The Board of Directors has sole discretion in designating the preferences, limitations and relative rights of the Preferred Stock. The Company presently has no Preferred Stock designated or outstanding.


BENEFICIAL OWNERSHIP OF TRINITY LEARNING CORPORATION'S COMMON STOCK OF PRINCIPAL
                     STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth the number of and percent of the Company's common stock beneficially owned by:

-     all  directors  and  nominees,  naming  them,
-     our  executive  officers,
-     our  directors and executive officers as a group, without naming them, and
- persons or groups known by us to own beneficially 5% or more of our Common Stock or our Preferred Stock having voting rights:

     The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our capital stock outstanding on June 5, 2006 and all shares of our common stock issuable to that person in the event of the exercise of outstanding options and other derivative securities owned by that person which are exercisable within 60 days of June 5, 2006. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our capital stock owned by them. Unless otherwise indicated, the address for each of the following is 4101 International Parkway Carrollton, Texas 75007.

                                                                   Total        Percent
                                                   Number of    Beneficial      of Class
                                    Number of      Options &     Ownership   Beneficially
Beneficial Owner                 Shares Owned    Warrants (1)          (2)         Owned
-------------------------------  ------------    ------------   -----------   ------------
Dennis J. Cagan
 Chief Executive Officer
 and Director                               0      346,869 (3)       346,869           *

Doug Cole
 Executive Vice President
 and Director                       2,009,972      908,474 (4)     2,918,446         6.86%

William Jobe
 6654 Bradbury Court
 Fort Worth, TX  76132
 Director                             200,000      467,964 (5)       667,964         1.58%

Arthur R. Kidson
 2 Epsom Road
 Stirling, East London
 Republic of South Africa
 Director                                   0      346,499 (6)       346,499           *

Richard G. Thau
 2468 Sharon Oaks Drive
 Menlo Park, CA  94025
 Director                                   0      509,644 (7)       509,644          1.21%

Ron S. Posner
 820 Stony Hill Road
 Tiburon, CA 94920
 Director                             100,000      224,425 (8)       324,425           *

Patrick R. Quinn
 Chief Financial Officer                    0      322,461 (9)       322,461           *

Steven Hanson
 1319 NW 86th Street
 Vancouver, WA 98665
 5% Shareholder                     2,000,000      3,000,000      5,000,000        12.01%

Theodore Swindells
 11400 Southeast 8th Street
 Bellevue, WA 98004
 5% Shareholder                     1,550,000      1,275,000      2,825,000         6.79%

Luc Verelst
 Verbier, Switzerland  1936
 5%  Beneficial Owner               3,725,138      4,000,000      7,725,138        18.56%

All executive officers and
 directors of the Company as a
 group (7 persons)                  2,309,972      3,126,336      5,414,234         12.1%



*Denotes  less  than  one  percent  (1%).

**  Unless  otherwise  stated, all stock options granted expire 5 years from the date  of  the  respective  stock  option  grant.
(1) Reflects warrants, options or other convertible securities that will be exercisable, convertible or vested as the case may be within 60 days of June 5, 2006.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days following June 5, 2006 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite such shareholder's name.

(3) Consists of (i) 25,000 stock options, which are fully vested, granted on October 9, 2002 and which expire on October 9, 2007; (ii) 125,000 stock options granted on May 19, 2005, of which 71,896 would vest by September 1, 2006; (iii) 250,000 stock options granted on May 9, 2006, of which 125,000 would vest by September 1, 2006; and (iv) 125,000 stock options granted on February 8, 2006, fully vested. **

(4) Consists of (i) 250,000 stock options, fully vested, granted on December 1, 2002 and which expire on October 9, 2007; (ii) 250,000 stock options granted on December 31, 2003, of which 234,490 would vest by September 1, 2006; (iii) 250,000 stock options granted on January 28, 2005, of which 164,023 would vest by September 1, 2006; (iv) 250,000 stock options granted on April 18, 2005, of which 148,850 would vest by September 1, 2006; and (v) 250,000 stock options granted on February 8, 2006, of which 111,111 would vest by September 1, 2006.
**

(5) Consists of (i) 25,000 stock options, fully vested, granted on October 9, 2002; (ii) 125,000 stock options granted on December 31, 2003, of which 117,245 would vest by September 1, 2006; (iii) 25,000 stock options granted on September 1, 2004, of which 19,283 would vest by September 1, 2006; (iv) 125,000 stock options granted on January 28, 2005, of which 82,011 would vest by September 1, 2006; (v) 125,000 stock options granted on April 18, 2005, of which 74,425 would vest by September 1, 2006; and (v) 150,000 stock options granted on February 8, 2006, which are fully vested. **

(6) Consists of (i) 125,000 stock options granted on February 1, 2004, of which 114,641 would vest by September 1, 2006; (ii) 25,000 stock options granted on September 1, 2004, of which 19,283 would vest by September 1, 2006; (iii) 50,000 stock options granted on January 28, 2005, of which 32,805 would vest by September 1, 2006; (iv) 50,000 stock options granted on April 18, 2005, of which 29,770 would vest by September 1, 2006; and (v) 150,000 stock options granted on February 8, 2006, which are fully vested. **

(7) Consists of (i) 25,000 stock options, which are fully vested, granted on October 9, 2002 and which expire on October 9, 2007; (ii) 125,000 stock options granted on February 1, 2004, of which 114,641 would vest by September 1, 2006;
(iii) 50,000 stock options granted on September 1, 2004, of which 38,566 would vest by September 1, 2006; and (iv) 125,000 stock options granted on January 28, 2005, of which 82,011 would vest by September 1, 2006; (v) 125,000 stock options granted on April 18, 2005, of which 74,425 would vest by September 1, 2006; and
(vi)  175,000 stock options granted on February 8, 2006, which are fully vested.
**

(8) Consists of (i) 25,000 stock options, which are fully vested, granted on April 1, 2003 and which expire on October 9, 2007; (ii) 125,000 stock options granted on April 18, 2005, of which 74,425 would vest by September 1, 2006; and
(iii)  125,000  stock  options  granted  on  February  8, 2006, fully vested. **
(9) Consists of (i) 250,000 stock options, granted on April 18, 2005, of which 148,850 would vest by September 1, 2006; (ii) 250,000 stock options granted on February 8, 2006, fully vested; and (iii) 250,000 stock options granted on April 18, 2005, of which 62,500 would vest by September 1, 2006. **

INTEREST  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON

Except as otherwise described in this Proxy Statement, no director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the proposed amendment to the Articles of Incorporation set forth herein, which is not shared by all other shareholders pro rata, and in accordance with their respective interests.

OTHER  BUSINESS

The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.


                       BY ORDER OF THE BOARD OF DIRECTORS



/s/Patrick R. Quinn
----------------------
Patrick R. Quinn
Chief  Financial  Officer


Dated:  July  24,  2006
Carrollton,  Texas

                                                                       EXHIBIT A
                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                          TRINITY LEARNING CORPORATION

      Under Sections 16-10a-1006 and 16-10a-1002 of the Utah Revised Business
                                 Corporation Act

     The undersigned, Chief Executive Officer of the corporation, does hereby certify as follows:

     FIRST:  The  name  of  the  corporation  is:

                                 TWL CORPORATION

     SECOND: The articles of incorporation of the Corporation are hereby amended by replacing Article III, in its entirety, with the following:

ARTICLE III: "The aggregate number of shares which the Corporation shall have authority to issue is Seven Hundred Sixty Million (760,000,000) shares of capital stock consisting of Seven Hundred Fifty Million (750,000,000) shares of common stock ("Common Stock") and Ten Million (10,000,000) shares of preferred stock ("Preferred Stock").

The authority to issue the Preferred Stock shall be vested in the board of directors. The board of directors, without shareholder action, may amend the Corporation's Articles of Incorporation pursuant to Section 16-10a-1002 of the Utah Revised Business Corporation Act to:

(i) create one or more series of Preferred Stock, fix the number of shares of each such series, and designate, in whole or part, the preferences, limitations, and relative rights of the series, all before the issuance of any shares of that series;

(ii) alter or revoke the preferences, limitations, and relative rights granted to or imposed upon any wholly unissued series of Preferred Stock; or

(iii) increase or decrease the number of shares constituting any series, the number of shares of which was originally fixed by the board of directors, either before or after the issuance of shares of the series, provided that the number may not be decreased below the number of shares of the series then outstanding, or increased above the total number of authorized shares of Preferred Stock available for designation as part of the series.

The preferences, limitations, and relative rights of the Preferred Stock or any series of the Preferred Stock may include, but is not limited to, Preferred Stock that (a) has special, conditional or limited voting rights, or no right to vote; (b) is redeemable or convertible; (c) entitles the holders to distributions calculated in any manner, including dividends that may be cumulative, non-cumulative, or partially cumulative; (d) and Preferred Stock that has preference over the Common Stock with respect to distributions, including dividends and distributions upon the dissolution of the corporation. The above-described authority of the board of directors to fix and determine may be exercised by corporate resolution from time to time as the board of directors sees fit."

     THIRD: The amendment of the articles of incorporation herein certified has been duly adopted at a meeting of the Corporation's Board of Directors and stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of Section 16-10a-1006 of the Utah Revised Business Corporation Act.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Articles of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Dennis Cagan, its CEO, this ___ day of ________, 2006.

                         TRINITY  LEARNING  CORPORATION


                         /s/  Dennis  Cagan
                         ------------------
                         Dennis  Cagan
                         Chief  Executive  Officer

PROXY
                          TRINITY LEARNING CORPORAITON
                  SPECIAL MEETING OF STOCKHOLDERS - TO BE HELD
                                     *, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints DENNIS CAGAN and DOUG COLE and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Stockholders (the "Meeting") to be held on *, 2006, at 8:30 A.M., Central Standard time, at 4101 International Parkway, Carrollton, Texas 75007, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" IN SUPPORT OF
                          EACH OF THE LISTED PROPOSALS.

Proposal (1) To approve the amendment of the Articles of Incorporation, as amended, to change the name of the Company from Trinity Learning Corporation to TWL Corporation.

                          FOR|_| AGAINST|_| ABSTAIN|_|

Proposal (2) to approve the amending of the Articles of Incorporation, as amended, to increase the Company's authorized shares of common stock from 100,000,000 shares to 750,000,000.

                          FOR|_| AGAINST|_| ABSTAIN|_|

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposal (1) and (2). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting and accompanying Proxy Statement relating to the Meeting.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box) [________] DATE: _______, 2006 Signature (Joint owners) [_________] DATE: _______, 2006